EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in the Company's registration statement filed on Form S-8 of our report dated February 12, 1999 included in Pinnacle Bancshares, Inc.'s Form 10-KSB for the year ended and to all references to our Firm included in the registration statement.

                                                     ARTHUR ANDERSEN LLP

Birmingham, Alabama
August 16, 1999